SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 30, 2008
Date of report (Date of earliest event reported)

Rubber Research Elastomerics, Inc
(Exact Name of Registrant as Specified in its Charter)

Minnesota	000-15947	41-0843032
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 Main Street N.E. Minneapolis, Minnesota	55421
(Address of Principal Executive Offices)	(Zip Code)

(763) 572-1056
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 30, 2008, pursuant to the terms of an employment agreement dated as of September 14, 2007 among the Company, our chief executive officer and Riviera Investments, Inc. (“Riviera”) (the “Original Agreement”), we amended and restated the Original Agreement with our chief executive officer to: (a) modify the compensation arrangements of our chief executive officer; (b) modify the payments to our chief executive officer in the event of termination of employment; (c) modify the terms on which our chief executive officer can be terminated; and (d) make certain other changes to the terms of our chief executive officer’s employment.

Under the terms of the Amended and Restated CEO-Consultant Agreement (the “Agreement”), our chief executive officer’s annual base salary remains at $150,000. In addition to his annual base salary the Agreement provides that our chief executive officer is eligible for an annual performance bonus of up to $50,000 in fiscal 2008 and up to 25% of his annual base salary in each subsequent fiscal year. The Agreement also entitles him to expenses related to the use of an automobile in the Los Angeles, California area, and use of an automobile in other areas. In addition, retroactive to September 14, 2007, the Agreement entitles our chief executive officer to reimbursement for lodging, transportation and food while in Minnesota.

The Agreement also entitles our chief executive officer to severance pay in the event: (a) his employment is terminated involuntarily by us for any reason other than for cause, as defined in the agreement; or (b) he terminates his employment due to a Default by the Company, as defined in the agreement. The Agreement also gives our chief executive officer the right, under certain circumstances to require our company to repurchase certain debt and equity securities of the company held by him or by Riviera. Our chief executive officer is the President, sole director and sole shareholder of Riviera.

This description of the Agreement is only a summary and is qualified in its entirety by the full text of the form of the Agreement, which is included as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

10.1	Amended and Restated CEO-Consultant Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUBBER RESEARCH ELASTOMERICS, INC.

Date: December 4, 2008	/s/ Winston Salser
Winston Salser
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description	Page
10.1	Amended and Restated CEO-Consultant Agreement	Filed Electronically